Exhibit 10.3.4

EXECUTION COPY

AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT

This AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT (this “Amendment”), dated as of March 31, 2017, is among RPM FUNDING CORPORATION, a Delaware corporation (“Buyer”), and each of the entities listed on the signature pages hereto as an “Originator” (each, an “Originator”; and collectively, the “Originators”).

RECITALS

1.      Buyer and the Originators are parties to that certain Second Amended and Restated Receivables Sale Agreement, dated as of May 9, 2014 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”).

2.      Effective as of the date hereof, (i) Rust-Oleum Corporation, a Delaware corporation (“Rust-Oleum Corporation”), converted from a Delaware corporation to a Delaware limited liability company and in connection therewith, changed its name from “Rust-Oleum Corporation” to “Rust-Oleum LLC” (“Rust-Oleum LLC”) (such conversion and name change, collectively, the “First Rust-Oleum Conversion”) and (ii) immediately after giving effect to the First Rust-Oleum Conversion, Rust-Oleum LLC converted back from a Delaware limited liability company to a Delaware corporation and in connection therewith, changed its name back from “Rust-Oleum LLC” to “Rust-Oleum Corporation” (such conversion and name change, collectively, the “Second Rust-Oleum Conversion” and, together with the First Rust-Oleum Conversion, collectively, the “Rust-Oleum Conversions”).

3.      In connection with the Rust-Oleum Conversions, Buyer and the Originators desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1.  Notice; Consent.

1.1    Notice of the Rust-Oleum Conversions. RPM International Inc. hereby provides notice of the intent of Rust-Oleum Corporation to perform the Rust-Oleum Conversions on the date hereof and requests that each party hereto acknowledge and consent to the Rust-Oleum Conversions effective as of the date hereof.

1.2    Consent to the Rust-Oleum Conversions. Subject to terms and conditions set forth in this Amendment, each of the parties hereto hereby: (i) acknowledges such notice set forth in Section 1.1 above, (ii) consents to the Rust-Oleum Conversions on the date hereof and (iii) waives any notice requirement with respect to the Rust-Oleum Conversions set forth in the Agreement or any other Transaction Document.

SECTION 2.  Definition. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in, or by reference in, the Agreement.

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SECTION 3.  Amendment to the Agreement. Exhibit II of the Agreement is hereby replaced in its entirety with Exhibit II attached hereto.

SECTION 4.  Assumption of Rust-Oleum Corporation’s Obligations. Rust-Oleum Corporation hereby covenants and agrees that in connection with the Rust-Oleum Conversions (i) it is unconditionally assuming all of the rights, duties, obligations and liabilities of Rust-Oleum Corporation immediately prior to the Rust-Oleum Conversions under the Agreement and each of the other Transaction Documents and (ii) it will continue to be a party to the Agreement and each of the other Transaction Document to which it was a party immediately prior to the Rust-Oleum Conversions and shall have the rights, duties, obligations and liabilities of an Originator under the Agreement and each of the other Transaction Document.

SECTION 5.  Representations and Warranties. Each of the Originators and Buyer hereby represents and warrants to each other, the Purchasers and the Administrative Agent as follows:

(a)    Representations and Warranties. The representations and warranties made by it in the Transaction Documents (including the Agreement, as amended hereby) are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b)    Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate or limited liability company powers, as applicable, and have been duly authorized by all necessary action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with their terms.

(c)    No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Amortization Event, Potential Amortization Event, Termination Event or Potential Termination Event exists or shall exist.

(d)    Rust-Oleum Conversions. Each of the Rust-Oleum Conversions have become effective as of the date hereof under applicable law.

SECTION 6.  Conditions to Effectiveness. This Amendment shall become effective as of the date hereof subject to the satisfaction of each of the following conditions precedent:

(a)    Each of the Rust-Oleum Conversions shall have become effective under applicable law;

(b)    receipt by the Administrative Agent of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto; and

(c)    receipt by the Administrative Agent of such other documents, instruments and opinions as the Administrative Agent may reasonably request prior to the date hereof.

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SECTION 7.  Effect of Amendment; Ratification. Except as specifically amended hereby, the Agreement is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Receivables Sale Agreement”, “the Second Amended and Restated Receivables Sale Agreement”, “this Agreement”, “hereof”, “herein”, or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Agreement other than as specifically set forth herein.

SECTION 8.  Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

SECTION 9.  CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).

SECTION 10.  WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY THE ORIGINATORS PURSUANT TO THE AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

SECTION 11.  Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

SECTION 12.  Transaction Document. This Amendment shall constitute a Transaction Document.

SECTION 13.  Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 14.  Further Assurances. Each of Buyer and Rust-Oleum Corporation hereby agrees to do, at Rust-Oleum Corporation’s expense, all such things and execute all such documents and instruments and authorize and file all such financing statements and financing statement amendments, in each case, as the Buyer or Administrative Agent may reasonably consider necessary or desirable to give full effect to the transaction contemplated by this Amendment and the documents, instruments and agreements executed in connection herewith and therewith.

SECTION 15.  Ratification.

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(a)    After giving effect to this Amendment and the transactions contemplated hereby, all of the provisions of the Performance Undertaking shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Undertaking and acknowledges that the Performance Undertaking has continued and shall continue in full force and effect in accordance with its terms.

(b)    Notwithstanding anything to the contrary set forth herein or in any other Transaction Document, the Performance Guarantor hereby acknowledges and agrees that each of the covenants, agreements, terms, conditions and indemnities to be performed and observed by Rust-Oleum Corporation under and pursuant to the Agreement, each of the other Transaction Documents and this Amendment, shall in each case constitute a “Guaranteed Obligation” for purposes of the Performance Undertaking.

SECTION 16.  Certain Covenants Regarding Post-Closing Conditions.

(a)    Secretary Certificate. On or within ten (10) Business Days following the date hereof, Servicer shall deliver (or cause to be delivered) to the Administrative Agent a certificate of the Secretary or Assistant Secretary of Rust-Oleum Corporation certifying the names and true signatures of the officers authorized on such Person’s behalf to sign the Transaction Documents to be executed and delivered by it on and after the date hereof.

(b)    Organic Documents. On or within ten (10) Business Days following the date hereof, Servicer shall deliver (or cause to be delivered) to the Administrative Agent the articles of incorporation or other organizational document of Rust-Oleum Corporation (including all amendments and modifications thereto) duly certified by the Secretary of State of the State of Delaware as of a recent date and after giving effect to the Rust-Oleum Conversions, together with a copy of the by-laws of Rust-Oleum Corporation, duly certified by the Secretary or an Assistant Secretary of such Person and after giving effect to the Rust-Oleum Conversions.

(c)    Good Standing. On or within ten (10) Business Days following the date hereof, Servicer shall deliver (or cause to be delivered) to the Administrative Agent a good standing certificate for Rust-Oleum Corporation duly certified by the Secretary of State (or similar official) of the State of Delaware.

(d)    Lien Searches. On or within ten (10) Business Days following the date hereof, Servicer shall deliver (or cause to be delivered) to the Administrative Agent a written search report from a Person satisfactory to the Administrative Agent listing all effective financing statements that name either “Rust-Oleum Corporation” or “Rust-Oleum LLC” as debtors or sellers and that are filed in all jurisdictions in which filings may be made against such Person pursuant to the applicable UCC, together with copies of such financing statements (none of which, except for those filed in connection with the Transaction Documents, shall cover any Receivable or any Related Security).

(e)    Notwithstanding anything to the contrary set forth in this Amendment, the Agreement or any other Transaction Document, the failure to timely perform or cause to

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be performed any of the covenants under this Section 16 shall constitute a Termination Event with no grace period and revoke the consent provided for under Section 1 hereof.

[SIGNATURE PAGES TO FOLLOW]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

ORIGINATORS

DAP PRODUCTS INC.
DRI-EAZ PRODUCTS, INC.
KIRKER ENTERPRISES, INC.
RUST-OLEUM CORPORATION
SAPPHIRE SCIENTIFIC INC.
TREMCO INCORPORATED
THE EUCLID CHEMICAL COMPANY
WEATHERPROOFING TECHNOLOGIES, INC.
TREMCO BARRIER SOLUTIONS, INC.

By: /s/ Edward W. Moore
Name: Edward W. Moore
Title: Secretary

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RPM FUNDING CORPORATION

By: /s/ Edward W. Moore
Name: Edward W. Moore
Title: Secretary

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Consented and Agreed:

RPM INTERNATIONAL INC.,
as Servicer and as Performance Guarantor

By: /s/ Edward W. Moore
Name: Edward W. Moore
Title: Secretary

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FIFTH THIRD BANK,
as a Purchaser

By: /s/ Patrick Berning
Name: Patrick Berning
Title: Officer

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PNC BANK, NATIONAL ASSOCIATION,
as a Purchaser and as Administrative Agent

By: /s/ Michael Brown
Name: Michael Brown
Title: Senior Vice President

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